UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): February 28, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                          000-31149             95-4040623
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission          (IRS Employer
incorporation)                            File Number)       Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                       90045-6438
        ---------------------------------------           ----------
        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                    Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01         Other Events

On February 28, 2005, California Pizza Kitchen, Inc. issued a press release entitled "California Pizza Kitchen to Present at the Raymond James Institutional Investors Conference." A copy of the press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

  Exhibit                               Description
----------     -----------------------------------------------------------------

    99.1       February 28, 2005 Press Release by California Pizza Kitchen, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 28, 2005                         California Pizza Kitchen, Inc.
                                          a Delaware corporation

                                          By:      /s/ Richard L. Rosenfield
                                                   -------------------------
                                                   Co-Chief Executive Officer,
                                                   Co-President, Co-Chairman of
                                                   the Board of Directors

                                          By:      /s/ Larry S. Flax
                                                   -------------------------
                                                   Co-Chief Executive Officer,
                                                   Co-President, Co-Chairman of
                                                   the Board of Directors

EXHIBIT INDEX

  Exhibit                               Description
----------     -----------------------------------------------------------------

    99.1       February 28, 2005 Press Release by California Pizza Kitchen, Inc.